SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
13. SUBSEQUENT EVENTS
Senior Secured Notes
On May 12, 2015, the Partnership entered into an Indenture among the Partnership, PBF Logistics Finance Corporation, a Delaware corporation and wholly-owned subsidiary of the Partnership ("PBF Finance," and together with the Partnership, the "Issuers"), the Guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee, under which the Issuers issued $350,000 in aggregate principal amount of 6.875% Senior Notes due 2023 (the "Notes"). The initial purchasers in the offering purchased $330,090 aggregate principal amount of Notes pursuant to a private placement transaction conducted under Rule 144A and Regulation S of the Securities Act of 1933, as amended, and certain of PBF Energy’s officers and directors and their affiliates and family members purchased the remaining $19,910 aggregate principal amount of Notes in a separate private placement transaction. The Issuers received net proceeds of approximately $343,000 from the offerings after deducting the initial purchasers’ discount and estimated offering expenses, and used such proceeds to pay $88,000 of the cash consideration due in connection with Delaware City Products Pipeline and Truck Rack Acquisition and to repay $255,000 of outstanding indebtedness under the Partnership’s revolving credit facility. The Partnership will pay interest on the Notes semi-annually in cash in arrears on May 15 and November 15 of each year, beginning on November 15, 2015. The Notes will mature on May 15, 2023.